BLACKROCK ETF TRUST II

BlackRock Flexible Income ETF

(the “Fund”)

Supplement dated August 23, 2024 to the

Funds’ Summary Prospectus and Prospectus, each dated November 28, 2023, as amended and supplemented to date

Effective immediately, the following changes are made to the Funds’ Summary Prospectus and Prospectus, as applicable:

The section of the Fund’s Summary Prospectus entitled “Principal Investment Strategies” and the sections of the Fund’s Prospectus entitled “Fund Overview of BlackRock Flexible Income ETF—Principal Investment Strategies” and “More Information About the Fund—Additional Information on Principal Investment Strategies” are amended to delete the last sentence of the first paragraph of such section.

The section of the Fund’s Summary Prospectus entitled “Summary of Principal Risks” and the sections of the Fund’s Prospectus entitled “Fund Overview of BlackRock Flexible Income ETF—Summary of Principal Risks” and “A Further Discussion of Principal Risks” are amended to delete “Investment Companies and ETFs Risk.”

The following is added as the second bullet point of the list in the section of the Fund’s Prospectus entitled “Additional Information on Principal Investment Strategies—Other Strategies”:

•

Investment Companies—The Fund has the ability to invest in other investment companies, such as ETFs, unit investment trusts, and open-end and closed-end funds. The Fund may invest in affiliated investment companies, including affiliated money market funds and affiliated ETFs.

The following is added as the fourth paragraph in the section of the Fund’s Prospectus entitled “A Further Discussion of Other Risks”:

Investment in Other Investment Companies Risk. As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies (to the extent not offset by BFA through waivers). To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

The sixth paragraph in the section of the Fund’s Prospectus entitled “Shareholder Information—Buying and Selling Shares” is deleted in its entirety and replaced with the following:

Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as the Fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. Accordingly, registered investment companies and unit investment trusts must adhere to the limits set forth in Section 12(d)(1) of the 1940 Act when investing in the Fund. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.

Shareholders should retain this Supplement for future reference.

PR2-FLEXIN-0824SUP